
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  December 5, 2000
                                                 -------------------------


                           CENTURY SOUTH BANKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)
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
         Georgia                      0-26254                   58-1455591
------------------------------      -----------            ---------------------
(State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

2325 Lakeview Parkway, Suite 450, Alpharetta, Georgia           30004-1366
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code         (678) 624-1366
                                                      ------------------------


                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     On December 4, 2000, Century South Banks, Inc. ("CSBI"), and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization (the "Agreement"), pursuant to which BB&T will acquire all of the issued and outstanding shares of CSBI common stock through the merger of CSBI with and into BB&T.

     The transaction is subject to approval by the shareholders of CSBI, appropriate regulatory approvals and the satisfaction of certain other conditions set forth in the Agreement.

Item 7.  Financial Statements and Exhibits.

     (a)   Financial Statements of Business Acquired

     Not Required.

     (b)   Pro Forma Financial Information

     Not Required.

     (c)   Exhibits

     99.1  Press Release issued on December 5, 2000
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTURY SOUTH BANKS, INC.
                                         (Registrant)


Dated:     December 8, 2000        By: /s/ Joseph W. Evans
                                      --------------------------------------
                                          Joseph W. Evans, President and
                                             Chief Executive Officer
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                                 EXHIBIT INDEX
                                 -------------


  Number  Description
  ------  -----------

   99.1   Press Release issued on December 5, 2000